                              FIRST BANCSHARES, INC. LOGO

                                          FIRST BANCSHARES, INC.
                                          P.O. Box 777
                                          Mountain Grove, Missouri  65711

                                          Telephone:  (417) 926-5151





                                          September 16, 1996






Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Bancshares, Inc. to be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 16, 1996, at 2:00 p.m., Central Time.

The attached Notice of the Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                     Sincerely,



                                     /s/ Stephen H. Romines
                                     Stephen H. Romines
                                     President and Chief Executive Officer

                             FIRST BANCSHARES, INC.
                             142 EAST FIRST STREET
                         MOUNTAIN GROVE, MISSOURI  65711
                                (417)  926-5151

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON OCTOBER 16, 1996

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders
("Meeting") of First Bancshares, Inc. ("Corporation") will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri on Wednesday, October 16, 1996, at 2:00 p.m., Central Time.

A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of  considering and acting upon:

  1.   The election of one director of the Corporation; and

   2. Such other matters as may properly come before the Meeting or any adjournments thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on September 9, 1996 as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ Gina Gunnels
                                       GINA GUNNELS
                                       SECRETARY

Mountain Grove, Missouri
September 16, 1996

IMPORTANT:   THE PROMPT RETURN OF THE PROXY CARD WILL SAVE THE CORPORATION
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                             FIRST BANCSHARES, INC.
                             142 EAST FIRST STREET
                       MOUNTAIN GROVE, MISSOURI 65711
                               (417) 926-5151


                      ANNUAL MEETING OF STOCKHOLDERS
                          OCTOBER 16, 1996

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancshares, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation ("Meeting"). The Meeting will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Wednesday, October 16, 1996, at 2:00 p.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 16, 1996. The Corporation is the holding company for First Home Savings Bank ("Savings Bank").

                         VOTING AND PROXY PROCEDURE

     Stockholders of record as of the close of business on September 9, 1996, are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of September 9, 1996, the Corporation had 1,205,626 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum. Broker non-votes will not be considered shares present for purposes of determining a quorum.

     The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominee for director set forth below. If a stockholder attends the Meeting, he or she may vote by ballot.

     If a stockholder does not return a signed proxy card or does not attend the Meeting and vote in person, his or her shares will not be voted.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If a stockholder is a participant in the First Home Savings Bank Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the
trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     The director to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of September 9, 1996, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the shares of Common Stock beneficially owned by all officers and directors of the Corporation as a group. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at September 9, 1996.

    Name and                 Amount and Nature        Percent of
    Address of                 of Beneficial         Common Stock
Beneficial Owner                Ownership (1)        Outstanding


First Home Savings Bank            150,264               12.46%
Employee Stock
Ownership Plan Trust


Stephen H. Romines                  65,717                5.41%

All Officers and                     146,729             11.90%
Directors as a
Group (eight persons)

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in account under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Romines, 5,596 shares; all executive officers and directors as a group, 11,205 shares. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from September 9, 1996, pursuant to the 1993 Stock Option Plan ("Option Plan"). This table also includes 3,682 shares of Common Stock allocated to participants' accounts under the Savings Bank's Management Recognition and Development Plan ("MRDP").

                                                      2

                                  PROPOSAL I - ELECTION OF DIRECTORS

The Corporation's Board of Directors consists of five members. The Corporation's Bylaws provide that directors are elected for terms of three years, one-third of whom are elected annually. One director will be elected at the Meeting to serve for a three year period, or until a respective successor has been elected and qualified. The Board of Directors, acting in its capacity as the Nominating Committee, has nominated for election as director Stephen H. Romines. Mr. Romines is currently the Chairman of the Board of Directors of the Corporation and the Savings Bank.

     If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominee might be unavailable to serve.

    The following table sets forth as to the nominee and each director continuing in office, his or her name, age, the year he or she first became a director, and the number of shares of Common Stock beneficially owned at September 9, 1996. Unless otherwise indicated, the principal occupation listed for each person below has been his or her occupation for the past five years.

                                                                     Shares of
                                                                    Common Stock
                                                         Year
Beneficially
                                                         First    Year  Owned
at     Percent
                                                           Elected   Term
September 9,  of
        Name       Age(1) Principal Occupation         Director(2) Expires
1996 (3) Class

                                 BOARD NOMINEE

Stephen H. Romines  54  Chairman of the Board, President   1973  1999(4)
65,717  5.41%
                          and Chief Executive Officer of
                          the Corporation and the Savings
                          Bank

                           DIRECTORS CONTINUING IN OFFICE

John G. Moody       44  Judge of the 44th Missouri          1993  1998
5,250  0.43
                          Judicial Circuit

Almeta Hardebeck     66  Loan officer for the Savings       1995  1998
1,000  0.08
                           Bank and retired insurance agent

Harold F. Glass      54  Vice President of the Corporation  1978  1997
39,941  3.30
                           and Savings Bank.  Partner of
                           Schroff, Glass & Newberry, P.C.,
                           Springfield, Missouri

Dr. James F. Moore, Jr. 57  Administrator and Director of the 1993  1997
5,275 0.44
                              State Fruit Experiment Station of the
                              Southwest Missouri State University,
                              Springfield, Missouri

                                                    3


(1)    At June 30, 1996.
(2)    Includes prior service on the Board of Directors of the Savings Bank.
(3) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment
       power with respect to such security.   The table includes shares
       owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are also included. This table also includes shares of Common Stock subject to outstanding options exercisable within 60 days from September 9, 1996, pursuant to the Option Plan and shares of Common Stock allocated to participants' accounts under the Savings Bank's MRDP.
(4)    Assuming re-election at the Meeting.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of the Boards. The
Board of Directors of the Corporation and the Savings Bank meets monthly and has additional special meetings as needed. During the fiscal year ended June 30, 1996, the Board of Directors of the Corporation held 14 meetings and the Board of Directors of the Savings Bank held 13 meetings. No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the Board's and committee meetings on which such Board member served during this period.

      The Board of Directors of the Corporation has an Executive Committee which consists of Messrs. Romines, Glass and Moore. The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board. This Committee did not meet during fiscal 1996.

     The Audit Committee consists of Messrs. Moore, Moody and Glass. This Committee meets for the purpose of reviewing the audit procedures at the Corporation, and the report and performance of the Corporation's independent auditing firm, and to take such other actions and responsibilities as shall from time to time be deemed necessary or appropriate. This Committee met four times during fiscal 1996.

     Article II, Section 2.16 of the Corporation's Bylaws provides that the Board of Directors of the Corporation shall act as a nominating committee for selecting nominees for election as directors. Article II, Section 2.17 also provides as follows: "At any annual meeting of the shareholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (I) by or at the direction of the Board of Directors or (ii) by any shareholder of the Corporation who complies with the procedures set forth in {this} Section 2.17 of Article II." Any new business to be taken up at the annual meeting shall be stated in writing and filed with the Secretary of the Corporation in accordance with the provisions of the Corporation's Articles of Incorporation. Article II,
Section 2.17 of the Articles of Incorporation provides that notice of a stockholder's intent to make a nomination or present new business at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to any such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders by the Corporation, a stockholder's notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such proposals shall be considered by stockholders at such

                                                          4
meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended June 30, 1996.

                                   DIRECTOR'S  COMPENSATION

     Members of the Board of Directors of the Savings Bank currently receive a fee of $300 per Board meeting, Director Glass receives $43 per meeting for mileage and the Chairman of the Board receives $175 per meeting. No fees were paid to members of the Corporation's Board of Directors for the year ended June 30, 1996. Total fees paid to directors of the Savings Bank during the fiscal year ended June 30, 1996 were $19,673.

                                     EXECUTIVE COMPENSATION

                                   Summary Compensation Table

     The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 1996.


SUMMARY COMPENSATION TABLE(1)

                                                       Long-Term Compensation
                       Annual Compensation                    Awards


                                                                           All
Other
   Name and                                  Other Annual
Compen-
   Principal              Salary    Bonus    Compensation    Options
sation
    Position    Year      ($)(2)     ($)        ($)(3)         (#)
($)(4)

Stephen H.      1996     $104,500     --          --            --
--
Romines
President and   1995      103,330     --          --            --
--
Chief Executive
Officer         1994       98,678    $1,000        --          22,000
--

(1)  All compensation, including fringe benefits, are paid by the Savings
     Bank.
(2) Includes director's fees of $3,600, $3,600 and $2,400 for fiscal 1996, 1995 and 1994, respectively, and chairman of the board fees of $2,100, $2,100 and $2,100 for fiscal 1996, 1995 and 1994, respectively.
(3) Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(4) Does not include amounts payable to Mr. Romines pursuant to an employment agreement in event of a "change in control" of the Corporation. See "-- Employment Agreement."


                                                       5

Option Exercise/ Value Table

     The following information with respect to options exercised during the fiscal year ended June 30, 1996 and remaining unexercised at the end of the fiscal year, is presented for Mr. Romines.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR END OPTION VALUES
                                                                Value of
                                                  Number of    Unexercised
                                                 Unexercised  In-the-Money
                   Shares                         Options at   Options at
                  Acquired                         FY-End(#)    FY-End ($)
                     on           Value
                   Exercise      Realized        Exercisable/  Exercisable/
        Name         (#)            ($)         Unexercisable  Unexercisable
Stephen H. Romines    --            --         8,800/13,200  $46,200/$69,300



     Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation Committee of the Board of Directors of the Corporation.

     Employee Agreement. Effective December 22, 1993, the Corporation and the Savings Bank entered into a three-year employment agreement with Stephen
H. Romines who serves as President and Chief Executive Officer of the Corporation and the Savings Bank. The agreement established an initial salary of $90,300, increased to $98,800 for calendar year 1996, which will be paid by the Savings Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. Under the agreement, Mr. Romines' salary may not be decreased during the term of the employment agreement without his prior written consent. The agreement is terminable by the Savings Bank or the Corporation for just cause at any time or in certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Savings Bank and the Corporation. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Romines is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the OTS or a change in the composition of more than a majority of the Board of Directors of the Corporation occurs.

     The severance payment pursuant to the agreement will equal two times Mr. Romines' base compensation, as defined in Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), during the preceding five years. Such amount will be paid within ten days following the termination of employment. Assuming the compensation of Mr. Romines is not increased, Mr. Romines would be entitled to severance payments of approximately $190,000 in the event of a change in control of the Savings Bank and the Corporation.
Section 280G of the Code, states that severance payments which equal or

                                                              6
exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Savings Bank and the Corporation are not entitled to deduct the amount of such excess payments.


     The agreement restricts Mr. Romines' right to compete against the Savings Bank and the Corporation for one year from the date of termination of the agreement if he voluntarily terminates his employment, except in the event of a change in control, or if the Savings Bank or the Corporation terminate his employment for cause.

                                 TRANSACTIONS WITH MANAGEMENT

     Mr. Stephen H. Romines, Chairman of the Board, President and Chief Executive Officer of the Savings Bank and the Corporation, is a practicing attorney and handles legal matters for the Savings Bank from time to time in this capacity. Such activities include the drafting of legal documents, handling collection accounts and appearing in court on behalf of the Savings Bank. Mr. Romines does not receive any legal fees from the Savings Bank or the Corporation for the legal services he performs on behalf of the Savings Bank.

     In addition to the legal services Mr. Romines provides to the Savings Bank, Mr. Romines provides legal services, from time to time, for existing and potential customers of the Savings Bank. Such services are generally restricted to real estate transactions, such as the preparation of contracts, deeds, promissory notes, deeds of trust and examining abstracts of title, as well as a limited amount of estate planning and probate work. For the fiscal year ended June 30, 1996, Mr. Romines received approximately $3,600 in legal fees from customers of the Savings Bank.

     Mr. Romines' wife leases space in the commercial rental building that the Savings Bank's service corporation, Fybar Service Corporation, owns.


     Mr. Harold F. Glass, Vice President and a director of the Savings Bank and the Corporation, is a partner with the law firm of Schroff, Glass and Newberry, P.C. which firm serves as legal counsel for the Corporation, the Savings Bank and its subsidiary. As counsel to the Corporation and the Savings Bank during the fiscal year ended June 30, 1996, Schroff, Glass and Newberry, P.C. was paid $3,400 in fees and expense reimbursement, which amount did not exceed 5% of the law firm's annual gross revenues. The fees proposed or estimated to be paid for the year ending June 30, 1997 are $6,500 and that amount will not exceed 5% of the law firm's annual gross revenues.

     The above-described transactions were made on terms no less favorable to the Savings Bank and the Corporation than ones with unaffiliated third parties.

     The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons. Loans to such persons are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. The Savings Bank has never granted loans to its directors and officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Corporation or the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with

                                                                7
other persons, and in the opinion of management do not involve more than the normal risk of collectability or present other unfavorable features. At June 30, 1996, loans to directors and executive officers, including immediate family members, totalled $1,172,000.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than 10% of any registered class of the Corporation's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Corporation.

     Based solely on a review of the report and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended June 30, 1996 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied.

                                     AUDITORS

     The Board of Directors has renewed the Corporation's arrangements with Kirkpatrick, Phillips & Miller, CPAs, P.C., independent public accountants, to be its auditors for the 1997 fiscal year. A representative of Kirkpatrick, Phillips & Miller, CPAs, P.C. is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

                                   OTHER MATTERS

     The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

FINANCIAL STATEMENTS

     The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 9, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

                                                8

                                STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 142 East First Street, Mountain Grove, Missouri, no later than May 20, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              /s/ Gina Gunnels
                              GINA GUNNELS
                              SECRETARY

Mountain Grove, Missouri
September 16, 1996


FORM 10-KSB

A COPY OF THE FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO GINA GUNNELS, SECRETARY, FIRST BANCSHARES,\ INC., 142 EAST FIRST STREET, MOUNTAIN GROVE, MISSOURI 65711.

                                                           9


Sample proxy card

/  / PLEASE MARK VOTES                            REVOCABLE PROXY
     AS IN THIS EXAMPLE                         FIRST BANCSHARES, INC.

    ANNUAL MEETING OF STOCKHOLDERS     1. The election as directors of all
                                           nominees listed below (except as
          OCTOBER 16, 1996                 marked to the contrary below):
                                               FOR     WITHHOLD    FOR ALL
EXCEPT
                                              /   /      /   /         /   /
The undersigned hereby appoints Harold F.
Glass and Dr. James F. Moore, Jr. as the       Stephen H. Romines
official Proxy Committee of the Board of
Directors with full powers of substitution,    INSTRUCTION:  To withhold
authority to
as attorneys and proxies for the undersigned,    vote for any individual
nominee, mark
to vote all shares of common stock of First      "For All Except" and write that
Bancshares, Inc. for which the undersigned       nominee's name in the space
provided
is entitled to vote at the Annual Meeting of     below.
Stockholders, to be held at the Days Inn
Conference Room, 300 E. 19th Street, Mountain
____________________________________
Grove, Missouri on Wednesday, October 16, 1996,
at 2:00 p.m., Central Time, and at any and all
adjournments thereof, as follows:                   The Board of Directors
recommends
                                                    a vote "FOR" to above
proposal.
                                                    THIS PROXY WILL BE VOTED AS
                                                    DIRECTED, BUT IF NO
INSTRUCTIONS
                                                    ARE SPECIFIED, THIS PROXY
WILL BE
                                                    VOTED FOR THE POSPOSITION
STATED.
                                                    IF ANY OTHER BUSINESS IS
PRESENTED
                                                    AT SUCH MEETING, THIS PROXY
WILL
                                                    BE VOTED BY THOSE NAMED IN
THIS
                                                    PROXY IN THEIR BEST
JUDGMENT.  AT
                                                    THE PRESENT TIME, THE BOARD
OF
                                                    DIRECTORS KNOW OF NO OTHER
                                                    BUSINESS TO BE PRESENTED AT
THE
                                                    MEETING.

                                                    THIS PROXY IS SOLICITED BY
THE
                                                      BOARD OF DIRECTORS.

                                                    Should the undersigned be
present
                                                    an elect to vote at the
Annual
                                                    Meeting or at any
adjournment
                                                    thereof and after
notification to
                                                    the Secretary of the
Corporation
                                                    at the Meeting of the
                                                    stockholder's decision to
                                                    terminate this proxy, then
the
                                                    power of said attorneys and
                                                    proxies shall be deemed
                                                    terminated and no further
force
                                                       and effect.
Please be sure to sign and date   /Date             /
   this Proxy in the box below.   /                 /  The undersigned
acknowledges
/                                                   /  receipt from the
Corporation
/                                                   /  prior to execution of
this
/                                                   /  proxy of notice of the
                                                       Meeting, a proxy
statement
   Stockholder sign above      Co-holder (if any)      dated September 16, 1996
and
                                 sign above            the 1996 Annual Report to
                                                       Stockholders.

                                                       Please sign exactly as
your
                                                       name appears on this
proxy
                                                       card.  When signing as
                                                       attorney, executor,
                                                       administrator, trustee or
                                                       guardian, please give
full
                                                       title.  If shares are
held
                                                       jointly, each holder
should
                                                       sign.

        Detach above card, sign, date and mail in postage paid envelope provided.

                                  FIRST BANCSHARES, INC.
                                   PLEASE ACT PROMPTLY
                              SIGN, DATE AND MAIL YOUR PROXY CARD TODAY



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